Employee Share Scheme Reserve - Summary of Fair Values Assumptions Of The Options (Detail)	12 Months Ended
	Dec. 31, 2021 d $ / Market_price	Dec. 31, 2020 d $ / Market_price
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected weighted average volatility (%)	50.00%	60.00%
Expected dividends (%)	0.00%	0.00%
Expected term (in years) | d	1.25	1.25
Risk free rate (%)	1.12%	0.10%
Market price | $ / Market_price	13,430.0	2,353.6